UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Kimberly-Clark Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Kimberly-Clark Corporation
351 Phelps Drive
Irving, Texas 75038

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 29, 2020.

On April 8, 2020, Kimberly-Clark Corporation (the “Corporation”) issued the following press release related to a change to the format of the Corporation’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Wednesday, April 29, 2020. As described below, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Corporation filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2020 and subsequently mailed or made available to the Corporation’s stockholders in connection with the solicitation of proxies by the Corporation’s Board of Directors for use at the 2020 Annual Meeting.

These supplemental proxy materials are being filed with the SEC on April 8, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The following press release was issued by Kimberly-Clark Corporation on April 8, 2020.

Media Contact:
Terry Balluck
Kimberly-Clark Corp.
media.relations@kcc.com

Kimberly-Clark to Hold Virtual Annual Meeting of Stockholders

DALLAS, April 8, 2020 – Kimberly-Clark Corporation (NYSE: KMB) announced that it will host its 2020 annual meeting of stockholders virtually due to the public health impact of the coronavirus outbreak (COVID-19) and to protect the health and well-being of our employees, stockholders, and our community.

The annual meeting will be held over the internet in a virtual meeting format only. Stockholders will not be able to attend the meeting in person. The date and time have not been changed, and the meeting will continue to be held on April 29, 2020 at 9:00 a.m. Central Time.

Stockholders who owned shares at the close of business on the record date of March 2, 2020 are entitled to attend, participate, view the stockholder list and vote at the annual meeting. The items of business are the same as set forth in the meeting notice previously provided to stockholders.

Instructions for attending the meeting will be posted at https://investor.kimberly-clark.com. If you hold your shares through a broker, bank or other intermediary, and want to vote your shares at the meeting or ask questions you must register in advance by 4:00 p.m. Central Time on April 24, 2020 by following the instructions on our website. A list of record date stockholders will be available electronically at the meeting website during the annual meeting. In addition, information on how to obtain access to the stockholder list will be available during the ten days preceding the meeting at https://investor.kimberly-clark.com.

You may continue to submit your proxy in advance of the annual meeting via the internet, by phone or by mail by following the instructions included on the original proxy card, voting instruction form or notice of internet availability previously distributed. Please note that these materials will not be updated to reflect the change to a virtual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

About Kimberly-Clark
Kimberly-Clark and its trusted brands are an indispensable part of life for people in more than 175 countries. Fueled by ingenuity, creativity, and an understanding of people's most essential needs, we create products that help individuals experience more of what's important to them. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Andrex, Pull-Ups, GoodNites, Intimus, Neve, Plenitud, Viva and WypAll, hold the No. 1 or No. 2 share position in 80 countries. We use sustainable practices that support a healthy planet, build stronger communities, and ensure our business thrives for decades to come. To keep up with the latest news and to learn more about the company's 148-year history of innovation, visit kimberly-clark.com or follow us on Facebook or Twitter.

[KMB-F]

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NOTICE OF CHANGE TO VIRTUAL MEETING FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 29, 2020

April 8, 2020

Dear Fellow Kimberly-Clark Stockholder:

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, stockholders, and our community, the Board of Directors has changed the location of the 2020 Annual Meeting of Stockholders of Kimberly-Clark Corporation and it will be held over the internet in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. The date and time have not been changed, and the meeting will continue to be held on April 29, 2020 at 9:00 a.m. Central Time.

If you were a stockholder of record at the close of business on the record date of March 2, 2020, you are eligible to attend, examine the list of stockholders, participate and vote at the meeting at www.meetingcenter.io/231464893. The items of business are the same as set forth in the meeting notice previously provided to you.

Specific instructions for attending the meeting can be found at https://investor.kimberly-clark.com. A list of record date stockholders will be available electronically at the meeting website during the annual meeting. In addition, information on how to obtain access to the stockholder list will be available during the ten days preceding the meeting at https://investor.kimberly-clark.com.

You may continue to submit your proxy in advance of the annual meeting via the internet, by phone or by mail by following the instructions included on the original proxy card, voting instruction form or notice of internet availability previously distributed. Please note that these materials will not be updated to reflect the change to a virtual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

On behalf of your Board of Directors, thank you for your cooperation and continued support. Sincerely,

Michael D. Hsu

Chairman of the Board and Chief Executive Officer

The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at http://investor.Kimberly-Clark.com.